Exhibit 10.7(k)


                                                                [EXECUTION COPY]

                      FIRST AMENDMENT TO HOLDINGS GUARANTY

     THIS FIRST AMENDMENT TO HOLDINGS GUARANTY, dated as of June 4, 1996 (this "Amendatory Agreement"), is to the Holdings Guaranty, dated as of January 26, 1996 (as amended or otherwise modified to the date hereof, the "Holdings Guaranty"), is made by INFLO HOLDINGS, INC., a Delaware corporation (the "Guarantor"), in favor of THE BANK OF NOVA SCOTIA, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Lender Parties (as defined in the Holdings Guaranty). Capitalized terms used herein and not herein defined shall have the meanings ascribed to them in the Credit Agreement.

                              W I T N E S S E T H:

     WHEREAS, pursuant to the Amended and Restated Credit Agreement, dated as of June 4, 1996 (the "Credit Agreement"), among Keebler Holding Corp., a Delaware corporation and the surviving corporation of the Merger (the "Borrower"), the Administrative Agent, the various financial institutions as are, or may from time to time become, parties thereto (the "Lenders") and the Co-Agents named therein, amending and restating in its entirety the Existing Credit Agreement, the Lenders have extended Commitments to make Credit Extensions to the Borrower;

     WHEREAS, as a condition to the effectiveness of the Credit Agreement and the continued making of Credit Extensions to the Borrower thereunder, the Guarantor is required to execute and deliver this Amendatory Agreement; and

     WHEREAS, the Guarantor has requested that the Lenders, subject to the terms and conditions hereof, amend certain terms of the Holdings Guaranty as hereinafter provided;

     NOW THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:

     SECTION 1. Amendment to Holdings Guaranty. Effective on (and subject to the occurrence of) the Amendment Effective Date:

     (a) Section 4.1.5 of the Holdings Guaranty is hereby deleted and replaced in its entirety with the following:


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            "SECTION 4.1.5. Indebtedness. The Guarantor will not create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

                  (a) Indebtedness incurred in the ordinary course of its
            business activities permitted pursuant to Section 4.1.4;

                  (b) in respect of the Obligations;

                  (c) Indebtedness in respect of the Seller Note;

                  (d) Indebtedness incurred under the Subordinated Guaranty; and

                  (e) Indebtedness incurred pursuant to clause (j) of Section
            7.2.5 of the Credit Agreement." and

     (b) the last three sentences of Section 3.1(b) of the Holdings Guaranty are deleted and replaced in their entirety with the following:

      "The subordination provisions applicable to each of the Subordinated Guaranty and the Seller Note will be enforceable against the holders of the Subordinated Notes and the Seller Note, as the case may be, by each Lender Party which has not effectively waived the benefits thereof. All monetary Obligations, including those to pay principal of and interest (including post-petition interest, whether or not permitted as a claim) on the Loans and Reimbursement Obligations, and fees and expenses in connection therewith, constitute "Senior Indebtedness", "Senior Debt" or similar term referring to such Obligations, as used in the subordination provisions applicable to the Subordinated Guaranty and the Seller Note and all such Obligations are entitled to the benefits of the subordination created under the applicable Subordinated Note Indenture and paragraph number 4 of the Seller Note. The Guarantor acknowledges that each Lender Party is entering into the Credit Agreement, and is extending its Commitments, in reliance upon the subordination provisions of (or to be contained in) each Subordinated Note Indenture (as referred to in the applicable Subordinated Guaranty) paragraph number 4 of the Seller Note and this Section."

     SECTION 2. Warranties, etc. The Guarantor hereby represents and warrants unto each Lender Party, as of the date hereof, each of the representations and warranties set forth in Article III of the Holdings Guaranty (included as incorporated by


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reference to the Credit Agreement) as applied to the Guarantor are true and correct.

     SECTION 3. Execution in Counterparts. This Amendatory Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute but one and the same agreement.

     SECTION 4. Loan Document. The Guarantor hereby acknowledges and agrees that this Amendatory Agreement constitutes a "Loan Document", as such term is defined in the Credit Agreement.

     SECTION 5. Limitation. Except as expressly amended and waived by this Amendatory Agreement, all of the terms, covenants and conditions contained in the Holdings Guaranty shall remain unmodified and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.

     SECTION 6. Governing Law. THIS AMENDATORY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. THIS AMENDATORY AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendatory
Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                              INFLO HOLDINGS CORPORATION


                                              By
                                                -----------------------
                                                Title:



                                              THE BANK OF NOVA SCOTIA,
                                                as Administrative Agent


                                              By
                                                -----------------------
                                                Title:


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